Exhibit 8.1

PRINCIPAL SUBSIDIARIES AND VIE OF THE REGISTRANT

Entity	Jurisdiction	Ownership
WiMi Hologram Cloud Inc.	Cayman Islands	-

WiMi Hologram Cloud Limited	Hong Kong	100%

Beijing Hologram WiMi Cloud Network Technology Co., Ltd. (“WFOE”)	People’s Republic of China	100%

Beijing WiMi Cloud Software Co., Ltd. (Beijing WiMi)	People’s Republic of China	Variable Interest Entity

Shenzhen Yidian Network Technology Co., Ltd. (“Shenzhen Yidian”)	People’s Republic of China	100% owned by Beijing WiMi

Shenzhen Duodian Cloud Technology Co., Ltd. (“Shenzhen Duodian”)	People’s Republic of China	100% owned by Shenzhen Yidian

Korgas Duodian Network Technology Co., Ltd. (“Korgas Duodian”)	People’s Republic of China	100% owned by Shenzhen Yidian

Kashi Duodian Network Technology Co., Ltd. (“Kashi Duodian”)	People’s Republic of China	100% owned by Shenzhen Yidian

Shenzhen Zhiyun Image Technology Co., Ltd. (“Shenzhen Zhiyun”)	People’s Republic of China	100% owned by Shenzhen Yidian

Shenzhen Shiyunyanxi Technology Co., Ltd. (“Shenzhen Shiyun”)	People’s Republic of China	100% owned by Shenzhen Yidian

Shenzhen Yunzhan Image Technology Co., Ltd. (“Shenzhen Yunzhan”)	People’s Republic of China	100% owned by Shenzhen Yidian

Dongguan Xinhongcheng Technology Co., Ltd. (“Dongguan Xinhongcheng”)	People’s Republic of China	100% owned by Shenzhen Duodian

Entity	Jurisdiction	Ownership
Micro Beauty Lightspeed Investment Management HK Limited (“Micro Beauty”)	Hong Kong	100% owned by Beijing WiMi

Skystar Development Co., Ltd (“Skystar”)	Republic of Seychelles	100% owned by Micro Beauty

Viru Technology Limited (“Viru”)	Hong Kong	55% owned by Wimi HK

Shenzhen Weiruntong Technology Co., Ltd. (“Shenzhen Weiruntong”)	People’s Republic of China	100% owned by Viru

VIDA Semicon Co., Limited (“VIDA”)	Hong Kong	53% owned by WiMi HK

Weeto Investment PTE. Ltd (“Weeto”)	Singapore	100% owned by Wimi Cayman

Lixin Technology Co., Ltd. (“Lixin Technology”)	People’s Republic of China	100% owned by WiMi Cayman

Hainan Lixin Technology Co., Ltd. (“Hainan Lixin”)	People’s Republic of China	100% owned by Lixin Technology

Tianjin Zhongzhengdaohe Investment Co., Ltd. (“TJ Zhongzheng”)	People’s Republic of China	100% owned by WiMi Cayman

Shenzhen Hedaozhongshu Technology Co., Ltd. (“Shenzhen Hedao”)	People’s Republic of China	100% owned by TJ Zhongzheng

Kashi Daohezhongzheng Internet Technology Co., Ltd. (“Kashi Daohe”)	People’s Republic of China	100% owned by Shenzhen Hedao

MicoAlgo Inc.	Cayman Islands	65.92% owned by Wimi Cayman

VIYI Algorithm Inc. (“VIYI”), previously known as VIYI Technology Inc.	Cayman Islands	86.5% owned by WiMi Cayman before March 26, 2021; 73% owned by WiMi Cayman after March 26, 2021; 100% owned by MicroAlgo after December 9, 2022

Entity	Jurisdiction	Ownership
Fe-da Electronics Company Private Limited (“Fe-da Electronics”)	Singapore	100% owned by VIYI, Acquired in September 2020

Wisdom Lab Inc. (“Wisdom Lab”)	Cayman Islands	100% owned by Fe-Da Electronics

Excel Crest Limited (“Excel Crest”)	Hong Kong	100% owned by Fe-da Electronics

VIYI Technology Ltd. (“VIYI Ltd”)	Hong Kong	100% owned by VIYI

Shenzhen Weiyixin Technology Co., Ltd. (“Shenzhen Weiyixin”)	People’s Republic of China	100% owned by VIYI Ltd

Shanghai Weimu Technology Co., Ltd. (“Shanghai Weimu”)	People’s Republic of China	58% owned by VIYI Ltd

Weidong Technology Co., Ltd. (“Weidong”)	People’s Republic of China	100% owned by Shenzhen Yitian

Shanghai Guoyu Information Technology Co., Ltd. (“Shanghai Guoyu”)	People’s Republic of China	99% owned by Weidong, 1% owned by YY Online

Kashi Guoyu Information Technology Co., Ltd. (“Kashi Guoyu”)	People’s Republic of China	100% owned by Shanghai Guoyu

Korgas Weidong Technology Co., Ltd. (“Korgas Weidong”)	People’s Republic of China	100% owned by Weidong

Korgas 233 Technology Co., Ltd. (“Korgas 233”)	People’s Republic of China	100% owned by Shenzhen Yitian

Shenzhen Yiyou Online Technology Co., Ltd. (“YY Online”)	People’s Republic of China	100% owned by Shenzhen Yitian

Entity	Jurisdiction	Ownership
Wuhan 233 Interactive Entertainment Technology Co., Ltd. (“Wuhan 233”)	People’s Republic of China	100% owned by Shenzhen Yitian

Shenzhen Yitian Internet Technology Co., Ltd. (“Shenzhen Yitian”)	People’s Republic of China	100% owned by Beijing WiMi before December 24, 2020; VIE of Shenzhen Weiyixin starting on December 24, 2020; 100% owned by Shenzhen Weiyixin starting April 1, 2022

Shenzhen Qianhai Wangxin Technology Co., Ltd. (“Shenzhen Qianhai”)	People’s Republic of China	100% owned by Shenzhen Yitian

Viwo Technology Limited. (“Viwo Tech”)	Hong Kong	55% owned by VIYI Ltd

Shenzhen Viwotong Technology Co., Ltd. (“Viwotong Tech”)	People’s Republic of China	100% owned by Viwo Tech

Guangzhou Tapuyu Internet Technology Co., Ltd. (“Tapuyu”)	People’s Republic of China	100% owned by Viwotong Tech

Guangzhou Bimai Network Technology Co., Ltd. (“Bimai”)	People’s Republic of China	100% owned by Viwotong Tech Acquired in September 2022

ViZe Technology Co., Ltd. (“ViZe”)	Hong Kong	55% owned by VIYI Ltd.

Shenzhen ViZeTong Technology Co., Ltd. (“ViZeTong”)	People’s Republic of China	100% owned by ViZe

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